EXHIBIT A
                                                                       ---------
                    AGREEMENT REGARDING THE JOINT FILING OF
                                 SCHEDULE 13G

                           -------------------------


William Blair Venture Partners III Limited Partnership, William Blair Venture Management Company, William Blair & Company, L.L.C. and Samuel B. Guren, hereby agree that the Statement on Schedule 13G to which this agreement is attached as an exhibit, as well as all future amendments to such statement, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Date: February 14, 2001

                                     William Blair Venture Partners III
                                     Limited Partnership

                                     By: William Blair Venture
                                         Management Company, its
                                         general partner

                                     By: /s/ Gregg S. Newmark
                                         ------------------------------
                                     Its: General Partner

                                     William Blair Venture Management
                                     Company

                                     By: /s/ Gregg S. Newmark
                                         ------------------------------

                                     Its: General Partner

                                     William Blair & Company, L.L.C.

                                     By: /s/ Gregg S. Newmark
                                         ------------------------------

                                     Its: Principal

                                     Samuel B. Guren

                                     /s/ Samuel B. Guren
                                     ----------------------------------

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